Common shares	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Common shares

7. Common shares

The Company is authorized to issue an unlimited number of common shares, of which the following are issued and outstanding:

	# of shares	$ Amount

As at December 31, 2008	30,701,796	$51,884,121
Transactions during the year ended December 31, 2009
Issued for cash	25,000	50,239
As at December 31, 2009	30,726,796	51,934,360
Transactions during the year ended December 31, 2010
Issued on exercise of stock options	100,000	97,075
As at December 31, 2010	30,826,796	52,031,435
Transactions during the year ended December 31, 2011
Issued through private placement, net of issue costs and value attributed to warrants	3,200,600	1,158,441
Issued on exercise of stock options	30,000	18,900
Issued on exercise of warrants	700,000	420,000
Transfer from contributed surplus upon exercise of stock options and warrants	—	127,911

As at December 31, 2011	34,757,396	$53,756,687

On February 16, 2011 NXT closed a non-brokered private placement (the "Placement") for aggregate proceeds of $1,600,300 ($1,487,827 net of costs) including $40,000 subscribed for by two Officers of the Company. NXT issued a total of 3,200,600 units at a price of $0.50 per unit, with each unit consisting of one common share and one warrant, with each warrant entitling the holder to acquire an additional common share at a price of $0.60 per share on or before the expiry date of February 16, 2012 (see note 11). In connection with closing of the Placement, NXT paid finder's fees which included $72,600 cash and 145,320 warrants with the same terms as the other warrants.

The common shares were recorded at a value equal to the net proceeds received of $1,487,827 less $329,386 which was the estimated fair value attributed to the 3,345,920 warrants that were issued on the Placement.